SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 30, 2012

RUDDICK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800

Charlotte, North Carolina 28202

(Address of principal executive offices, including zip code)

(704) 372-5404

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On January 30, 2012, Ruddick Corporation (the “Registrant”) entered into an Amended and Restated Credit Agreement (the “Restated Credit Agreement”), by and among the Registrant, as borrower, Wells Fargo Bank, National Association (“Wells Fargo”), Branch Banking & Trust Company, JP Morgan Chase Bank, N.A., Farm Credit Bank of Texas, Fifth Third Bank, TD Bank N.A., Regions Bank, AgFirst Farm Credit Bank, CoBank, ACB, RBC Bank (USA), GreenStone Farm Credit Services, ACA/FLCA, AgStar Financial Services, PCA (collectively with any other lenders party thereto from time to time, the “Lenders”) and Wells Fargo, as administrative agent for the Lenders. The Restated Credit Agreement amends and restates in its entirety the Credit Agreement, dated December 20, 2007, among the Registrant, as borrower, the lenders named therein, and Wells Fargo Bank, as administrative agent for such lenders (the “Prior Credit Agreement”), which Prior Credit Agreement provided the Registrant with a $350 million revolving credit facility that was scheduled to expire on December 20, 2012 and a non-amortizing term loan of $100 million, which outstanding balance was paid in full as of January 30, 2012.

Under the terms of the Restated Credit Agreement, the Lenders will make available a five-year senior revolving credit facility in the aggregate amount of up to $350 million (the “Restated Credit Facility”) with a $35 million sublimit for swingline loans and a $100 million sublimit for the issuance of letters of credit. The Restated Credit Agreement provides the Registrant with (a) the option to increase the Restated Credit Facility by an additional amount of up to $100 million if the Registrant’s existing or new Lenders agree to assume the additional commitments, and (b) two 1-year maturity extension options, both of which require consent of certain of the Lenders.

Borrowings under the Restated Credit Facility will bear interest, at the Registrant’s option, at (a) an alternate base rate, as determined by reference to rates on federal funds transactions with members of the Federal Reserve System, the prime rate, or the LIBOR Market Index Rate in effect on the interest determination date, (b) a LIBOR Market Index Rate or (c) a LIBOR Rate, each plus an applicable margin depending upon the Registrant’s consolidated leverage ratio and as determined by the administrative agent in accordance with the terms of the Restated Credit Agreement. The Restated Credit Agreement requires the Registrant to maintain a consolidated fixed charge ratio of at least 1.5 to 1 and a consolidated leverage ratio of no more than 4.0 to 1. The Restated Credit Agreement contains representations and warranties and events of default that are customary for this type of transaction.

The description in this Item 1.01 is qualified in its entirety by reference to the Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As described above, the Restated Credit Agreement amends and restates in its entirety the Prior Credit Agreement.  The information described above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information described above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1

Amended and Restated Credit Agreement, dated January 30, 2012, by and among the Registrant, as borrower, Wells Fargo Bank, National Association, Branch Banking & Trust Company, JP Morgan Chase Bank, N.A., Farm Credit Bank of Texas, Fifth Third Bank, TD Bank N.A., Regions Bank, AgFirst Farm Credit Bank, CoBank, ACB, RBC Bank (USA), GreenStone Farm Credit Services, ACA/FLCA, AgStar Financial Services, PCA (collectively with any other lenders party thereto from time to time, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By:

/S/ JOHN B. WOODLIEF

John B. Woodlief

Vice President – Finance and Chief
  Financial Officer

Dated: February 1, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1

Amended and Restated Credit Agreement, dated January 30, 2012, by and among the Registrant, as borrower, Wells Fargo Bank, National Association, Branch Banking & Trust Company, JP Morgan Chase Bank, N.A., Farm Credit Bank of Texas, Fifth Third Bank, TD Bank N.A., Regions Bank, AgFirst Farm Credit Bank, CoBank, ACB, RBC Bank (USA), GreenStone Farm Credit Services, ACA/FLCA, AgStar Financial Services, PCA (collectively with any other lenders party thereto from time to time, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders.